EXHIIT 24.1

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Ian Arnoff
                                   -----------------------------
                                   IAN ARNOF


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Hermann Moyse, Jr.
                                   -----------------------------
                                   HERMANN MOYSE, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do ersonally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Michael A. Flick
                                   -----------------------------
                                   MICHAEL A. FLICK



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Thomas L. Callicutt, Jr.
                                   -----------------------------
                                   THOMAS L. CALLICUTT, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ James J. Bailey III
                                   -----------------------------
                                   JAMES J. BAILEY III



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ John W. Barton
                                   -----------------------------
                                   JOHN W. BARTON



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Sydney J. Besthoff III
                                   -----------------------------
                                   SYDNEY J. BESTHOFF III



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Robert H. Bolton
                                   -----------------------------
                                   ROBERT H. BOLTON



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   Robert C. Cudd III
                                   -----------------------------
                                   ROBERT C. CUDD III



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Frances B. Davis
                                   -----------------------------
                                   FRANCES B. DAVIS



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Laurance Eustis, Jr.
                                   -----------------------------
                                   LAURANCE EUSTIS, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ William P. Fuller
                                   -----------------------------
                                   WILLIAM P. FULLER



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Arthur Hollins III
                                   -----------------------------
                                   ARTHUR HOLLINS III



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ F. Ben James, Jr.
                                   -----------------------------
                                   F. BEN JAMES, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Erik F. Johnsen
                                   -----------------------------
                                   ERIK F. JOHNSEN



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Joseph Merrick Jones, Jr.
                                   -----------------------------
                                   JOSEPH MERRICK JONES, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Mary Chavanne Martin
                                   -----------------------------
                                   MARY CHAVANNE MARTIN



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Hugh G. McDonald, Jr.
                                   -----------------------------
                                   HUGH G. MCDONALD, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Saul A. Mintz
                                   -----------------------------
                                   SAUL A. MINTZ



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ O. Miles Pollard, Jr.
                                   -----------------------------
                                   O. MILES POLLARD, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ G. Frank Purvis, Jr.
                                   -----------------------------
                                   G. FRANK PURVIS, JR.



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Thomas H. Scott
                                   -----------------------------
                                   THOMAS H. SCOTT



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ H. Leighton Stewart
                                   -----------------------------
                                   H. LEIGHTON STEWARD



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of First Commerce Corporation (the "Company"), does hereby make, constitute, and appoint IAN ARNOF and MICHAEL A. FLICK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, (i) a Registration Statement of the Company on Form S-3 providing for the registration under the Securities Act of 1933 (the "Act") of shares of Company common stock that may be issued under the 1997 Dividend and Interest Reinvestment and Stock Purchase Plan of the Company, and any amendment or amendments to such Form S-3 Registration Statement and any other document in support thereof or supplemental thereto, and (ii) a Registration Statement of the Company on Form S-8 providing for the registration under the Act of shares of Company common stock that may be issued under the 1997 Stock Option Plan of the Company, and any amendment or amendments to such Form S-8 Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of April, 1997.



                                   /s/ Robert A. Weigle
                                   -----------------------------
                                   ROBERT A. WEIGLE